Lord Abbett

                                   Developing
                         Growth Fund

                                                              1997 ANNUAL REPORT


                                [Photo of Telescope]

                                     [LOGO]

A portfolio of small
companies with big
growth potential

                       Lord Abbett Developing Growth Fund

                                                                  A Tradition of
                                                                     Performance

[Clip Art]

Lord Abbett is proud of its long Tradition of Performance Through Disciplined Investing. Over the years, our discipline has paid off and we have provided our investors with solid performance: Lord Abbett Developing Growth Fund was named by Mutual Funds magazine as one of America's "Hottest Funds" over the past 1-, 2-, 3-, 4- and 5-year periods ended 12/6/96(1).

--------------------------------------------------------------------------------

Do Small Stock Have
a Place in Your
Portfolio?

Just as there are different types of investors--with unique goals, strategies and time horizons--there are different types of securities to help them achieve their objectives. Look at equities: "large-cap" stocks (companies with market capitalizations in excess of $5 billion) behave differently than "small-cap" stocks (companies with market capitalizations of $750 million or less). Year-to-year volatility is higher for small-cap stocks, but, as the chart below illustrates, small stocks have provided double-digit returns each of the last six decades.

                  Average Annual Returns During Each Decade(2)

 [The following table was represented as a bar chart in the printed material.]

                           1940s    1950s    1960s    1970s    1980s    1990s*
                           -----    -----    -----    -----    -----    ------

      Small-cap stocks     20.7%    16.9%    15.5%    11.5%    15.8%    15.6%
      Large-cap sotcks      9.2%    19.4%     7.8%     5.9%    17.6%    14.4%

----------
* 1990-1996

Lord Abbett Developing Growth Fund invests in stocks of small, developing companies. These securities offer unusual growth potential and, not surprisingly, entail more investor risk. However, when used as part of a diversified portfolio of securities, these stocks can provide investors with the growth potential necessary to achieve their goals.

--------------------------------------------------------------------------------
Average Annual
Total Returns

Average annual rates of total return at the Class A share maximum sales charge of 5.75% for the periods ended 12/31/96 were:

 [The following table was represented as a bar chart in the printed material.]

                         1 year    5 years   10 years
                         ------    -------   --------
                         15.10%    14.21%     12.87%

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

(1)  Source: Mutual Funds magazine, February 1997.

(2) Source: (C) Computed using data from Stocks, Bonds, Bills, & Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger
     G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved. This chart does not represent past or future performance of Lord Abbett Developing Growth Fund.

                             Report to Shareholders
                   For the Fiscal Year Ended January 31, 1997

[Picture of ROBERT S. DOW]

/s/ ROBERT S. DOW
ROBERT S. DOW
CHAIRMAN

FEBRUARY 10, 1997

"...we will continue to
emphasize small companies
that target specific, faster
growing markets."

Lord Abbett Developing Growth Fund completed its fiscal year on January 31, 1997. Below is an overview of class-specific data as of the close of the year.

                                          Year Ended         Six Months Ended
                                    January 31, 1997        January 31, 1997*
                                    --------------------------------------------
                                            Class A      Class B      Class C
--------------------------------------------------------------------------------
Net asset value                              $12.80       $12.75       $12.75
Capital gains distributions                  $ 1.78       $ 1.62       $ 1.62
Total return**                               +28.35%      +19.43%++    +19.43%++


While the stock market as a whole performed well over the year, the strong performance your Fund posted over the past 12 months can be attributed to careful stock selection within the small-cap arena. In particular, the Fund benefited from its exposure to select companies in the technology, service, and energy sectors, as well as industrial machinery companies.

Your Fund continued to focus on niche companies. Many of these companies, whose expertise in specialty products or services precludes much competition, enjoy a large market share within their industries. Additionally, niche companies are less vulnerable to economic or marketplace trends. As such, companies in your Fund enjoyed steady earnings throughout the year. The Fund seeks to temper the volatility inherent in the small-cap arena through diversity. At the close of the fiscal year, your Fund owned over 120 companies covering 17 different industries.

Looking forward, we remain broadly constructive on the prospects for the stock market in general and small companies in particular. We anticipate that the economy will slow to a sustainable growth rate of 2% or less, with inflation averaging between 211/42%-3%. Within this environment of moderate growth and low inflation, we will continue to emphasize small companies that target specific, faster growing markets. Investors should note that many of the positive forces currently propelling the market are generally reflected in current valuations and will have less impact as time passes. However, we are confident that, in the coming year, our dedication to fundamental research will uncover many exciting investment opportunities with good prospects for long-term growth.

We are pleased that Lord Abbett Developing Growth Fund is a part of your portfolio and thank you for the confidence and trust you have placed in us.

----------
*  Class B and Class C shares were initially offered on August 1, 1996.

** Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

++ Not annualized.

                             Focus on...Performance

The Benefits of Long-Term Investing

For over 20 years, Lord Abbett Developing Growth Fund has enabled investors to participate in the growth potential of small company stocks. During this period, Developing Growth Fund shareholders realized returns well above inflation.

Growth of a $100,000 Fund Investment: 2/1/77-1/31/97


Inflation

1/31/77
1/31/77                                              100,000
1/31/78                                              106,838
1/31/79                                              116,752
1/31/80                                              132,991
1/31/81                                              148,718
1/31/82                                              161,197
1/31/83                                              167,179
1/31/84                                              174,188
1/31/85                                              180,342
1/31/86                                              187,350
1/31/87                                              190,085
1/31/88                                              197,778
1/31/89                                              207,009
1/31/90                                              217,778
1/31/91                                              230,085
1/31/92                                              236,068
1/31/93                                              243,761
1/31/94                                              249,915
1/31/95                                              256,923
1/31/96                                              263,932
1/31/97                                              271,966







The Fund

1/31/77                                              100,000
1/31/78                                              110,955
1/31/79                                              167,545
1/31/80                                              211,185
1/31/81                                              266,872
1/31/82                                              278,123
1/31/83                                              406,895
1/13/84                                              433,957
1/31/85                                              416,591
1/31/86                                              428,289
1/31/87                                              472,034
1/31/88                                              412,390
1/31/89                                              456,168
1/31/90                                              454,445
1/31/91                                              521,045
1/31/92                                              737,428
1/31/93                                              720,417
1/31/94                                              838,609
1/31/95                                              815,598
1/31/96                                            1,225,206
1/31/97                                            1,572,507

The Fund's results reflect the reduced sales charge of 3.75% applicable to Class A share investments of $100,000. For the Fund investment, both dividends and capital gains were reinvested.

The Fund Versus the Benchmarks

As shown in the charts below, over the last 1- and 3-year periods ended 1/31/97, Lord Abbett Developing Growth Fund consistently outperformed the Lipper Small Company Growth Fund Index (a benchmark consisting of the largest mutual funds within the small company growth category). Furthermore, over these periods, the Fund outpaced large company stocks (as measured by the unmanaged S&P 500 Index). Historically, small companies have experienced wider swings in earnings and stock prices than large companies. While there is no assurance of the Fund's future performance or that this pattern will continue, historically, long-term investors in small company stocks have been rewarded with strong returns (see charts on inside front cover).

 [The following table was represented as a bar chart in the printed material.]

                               Impressive Total Returns

                                   1 Year    3 Years
                                   ------    -------
The Fund                            28.4%     23.3%
Lipper Small Company                23.7%     15.4%
Growth Fund Index
Unmanaged S&P 500 Index             26.3%     20.7%

Returns represent the percent change in value for Class A shares over the 1- and 3-year periods ended 1/31/97 and reflect the reinvestment of all distributions. The Fund's results do not include the effect of sales charges. For performance at the Class A share maximum sales charge see the inside front cover.

                       Focus on...Small, Growing Companies

The Fund invests in companies that have passed through the initial, formative years and are in the "developing growth" phase. These companies have not yet matured, nor have they settled into the slower growth rate of more established businesses. Because it is arithmetically easier to grow from a small base than a large one, developing growth companies can offer better opportunity for appreciation over the long term. The stock prices of these companies can fluctuate sharply, which is why owning an actively-managed portfolio, such as Lord Abbett Developing Growth Fund, makes sense for investors who want to participate in the aggressive growth potential of small companies with the benefits of diversification and experienced management. The actual growth of a company cannot be foreseen, and it may be difficult to determine in which phase a company is presently situated. There is no fixed correlation between the business growth of a company and the market value of its stock. The illustration below is not a representation of the performance of the stocks in which the Fund invests.

                         Four Phases of Business Growth

1. Formative Phase

Companies are in their infancy, a high-risk period.

2. Developing Growth Phase

An evolving period, often characterized by a dramatic rate of growth; not without risk.

3. Established Growth Phase

Competitive forces and regulations tend to slow companies' progress.

4. Maturity Phase

Companies' growth patterns tend to resemble the Gross Domestic Product.

                              Focus on...the Future

Investing and the future--they go hand-in-hand. Your investing plans are made with future needs and goals in mind; but, you must also consider your present situation. Lord Abbett Developing Growth Fund's extensive research process is grounded in the present, but with an eye toward the future--your future and the future of the exciting small companies in which it invests.

As we move toward the 21st century--a new millennium--our approach to stock selection is even more focused on the future. Using fundamental research, Lord Abbett Developing Growth Fund invests in companies we believe are positioned not only to take advantage of trends and innovations, but to help create them.

                              Important Information

Investments in common stocks are subject to market fluctuations, providing the potential for gain and the risk of loss. Small-cap companies typically have a higher risk of failure and historically have experienced a greater degree of illiquidity and market volatility than large-cap companies.

Results quoted on the previous pages represent past performance and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's current sales charge structure has changed from the past. The S&P 500 is an unmanaged index consisting of the common stocks of 500 companies widely followed by the investment community. Performance figures for the unmanaged S&P 500 do not reflect transaction costs or management fees. An investor cannot invest directly in an index, such as the S&P 500. The Fund issues additional classes of shares (Class B and C) with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 3/31/97, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                            Statement of Net Assets
                            January 31, 1997

                            Investment                                               Shares        Market Value
===============================================================================================================
Investments in Common Stocks 98.50%
===============================================================================================================
Business Equipment          General Binding Corp., Northbrook, IL-The leading
and Supplies .65%           vendor of office binding and laminating systems and
                            related supplies                                         70,000      $    2,143,750
-------------------------------------------------------------------------------------------------==============
Business Services 11.96%    *Amerihost Properties, Inc., Des Plaines, IL-A hotel
                            operations and development company that builds, buys
                            and manages mid-market hotels                            68,700             425,081

                            *ATC Communications Group, Dallas, TX-Provides
                            inbound and outbound contract telemarketing services
                            to a variety of companies in various industries         524,900           5,905,125

                            *Butler International Inc., Montvale, NJ-Provides
                            skilled engineers and technical personnel on a
                            contract basis in various industries                    308,000           3,773,000

                            Computer Language Research, Inc., Carrollton,
                            TX-Provides tax and accounting information software
                            and services to accounting firms, banks,
                            corporations and partnerships under the trade name
                            "Fast-Tax"                                              120,000           1,320,000

                            Computer Task Group Inc., Buffalo, NY-Provides
                            computer-related professional services to commercial
                            clients, including systems analysis, programming and
                            design projects                                          60,000           2,617,500

                            G & K Services, Inc. Class A, Minneapolis, MN-A
                            lessor of work garments and related textile products    145,000           4,640,000

                            *Identix Inc., Sunnyvale, CA-A leading designer,
                            developer, manufacturer and marketer of products for
                            the capture and comparison of fingerprints for
                            security, anti-fraud, law enforcement and other
                            applications                                             75,300             790,650

                            *Interim Services, Fort Lauderdale, FL-Provides
                            temporary personnel to the business and health care
                            industries                                               35,000           1,268,750

                            M/A/R/C Inc., Irving, TX-Offers market research,
                            database marketing and counseling services for
                            companies in the pharmaceutical, retailing,
                            telecommunications and financial services markets        98,000           2,205,000

                            McGrath Rent Corp., San Leandro, CA-A lessor of
                            relocatable modular offices and electronic test
                            equipment                                               275,000           7,390,625

                            *NFO Research Inc., Greenwich, CT-A leading provider
                            of custom market research services that uses a
                            proprietary panel of consumer households                 61,875           1,438,594

                            *Rush Enterprises Inc., San Antonio, TX-Operates a
                            regional network of truck centers offering the
                            retail sale of "Peterbilt" and used heavy-duty
                            trucks, after-market parts, service and body-shop
                            facilities                                              206,800           2,145,550

                            Statement of Net Assets
                            January 31, 1997

                            Investment                                               Shares        Market Value
===============================================================================================================
                            *Snyder Communications Inc., Bethesda, MD-A leading
                            provider of value-added, outsourced marketing
                            solutions primarily for Fortune 500 companies            55,000      $    1,656,875

                            *SOS Staffing Services, Salt Lake City, UT-Offers a
                            full range of staffing services through its 87
                            offices nationwide                                      100,000           1,075,000

                            *SPS Transaction Services Inc., Riverwoods, IL-A
                            provider of transaction processing services and
                            credit card programs                                     30,000             547,500

                            *Triad Systems Corp., Livermore, CA-Designs,
                            manufactures and markets patient monitoring
                            instruments and systems                                 247,500           2,304,844

                            Total                                                                    39,504,094
-------------------------------------------------------------------------------------------------==============
Capital Equipment 7.93%

                            *Applied Materials, Inc., Santa Clara, CA-A major
                            semiconductor capital equipment supplier                272,000          13,430,000

                            Fluke Corp., Everett, WA-Designs and sells
                            electronic test and measurement instruments and
                            systems                                                  74,100           3,547,540

                            *LeCroy Corp., Chestnut Ridge, NY-Develops,
                            manufactures and markets principally
                            high-performance digital oscilloscopes and related
                            products                                                118,000           4,130,000

                            *Photon Dynamics Inc., Milpitas, CA-A leading
                            worldwide supplier of test, inspection and repair
                            systems for the flat panel display industry             237,900           1,992,410

                            *Semitool Inc., Kalispell, MT-Designs, manufactures,
                            markets and services equipment used in the
                            fabrication of semiconductors                            20,000             280,000

                            *Silicon Valley Group Inc., San Jose, CA-A leading
                            supplier of automated wafer processing technology
                            for the semiconductor industry                           50,000           1,343,750

                            *Ultratech Stepper Inc., Santa Clara, CA-A
                            manufacturer of photolithography equipment that
                            reduces the production cost of integrated circuits       55,000           1,485,000

                            Total                                                                    26,208,700
-------------------------------------------------------------------------------------------------==============
Communications 2.31%

                            *Educational Development Corp., Tulsa, OK-A marketer
                            of non-fiction, instructional children's books for
                            retail trade outlets, home party plans and public
                            and school libraries                                    100,000             650,000

                            *IWERKS Entertainment Inc., Burbank, CA-A creator of
                            interactive "virtual reality" systems and
                            attractions                                             510,000           2,773,125

                            *Lancit Media Productions Ltd., New York,
                            NY-Acquires, develops and produces movies and
                            television programs for children and family
                            audiences                                               290,000           1,957,500

                            *Movie Gallery Inc., Dothan, AL-Owns and operates
                            865 video specialty stores and has 100 franchises
                            and licensees located in 23 states                      100,000           1,175,000

                            *West Coast Entertainment Corp., Philadelphia,
                            PA-Owns, operates and franchises video specialty
                            stores                                                  130,000           1,072,500

                            Total                                                                     7,628,125
-------------------------------------------------------------------------------------------------==============
Computer Software           *Allin Communications Corp., Pittsburgh, PA-Provides
and Services 10.16%         customized interactive television digital imaging
                            and other communications and media services             250,000           5,312,500

                            *Alphanet Solutions, Inc., Cedar Knolls, NJ-Provides
                            information technology products, services and
                            support                                                 240,000           3,840,000

                            *BTG Inc., Vienna, VA-An information technology
                            company that provides systems solutions                 230,000           4,772,500

                            *CACI International Inc. Class A, Arlington,
                            VA-Provides information technology products and
                            services including the development and integration
                            of systems, software and simulation products             70,000           1,470,000

                            *Caere Corp., Los Gatos, CA-A world leader in
                            optical character recognition technology and a
                            leading developer of desktop forms processing and
                            document management products                            230,000           2,501,250

                            *Computer Learning Centers, Inc., Fairfax,
                            VA-Provides computer and information technology
                            education and training                                  150,000           4,350,000

                            *Comshare Inc., Ann Arbor, MI-Develops and markets
                            computer software and services designed to improve
                            managerial productivity                                  72,500           1,087,500

                            *Data Dimensions Inc., Bellevue, WA-A leading
                            provider of year 2000 services                           90,000           3,723,750

                            *GSE Systems, Inc., Columbia, MD-A designer,
                            developer and supplier of high-fidelity, real-time
                            simulation software and services                         31,000             294,500

                            INTERSOLV, Rockville, MD-A leading provider of open
                            client/server software solutions available for
                            object-oriented development, enterprise
                            client/server development, software configuration
                            management and data warehousing                         120,000           1,200,000

                            *Manchester Equipment Co., Inc., Hauppauge, NY-A
                            reseller of computer hardware, software and
                            networking products, primarily for commercial
                            customers                                               200,000           1,400,000

                            *Mentor Graphics Corp., Wilsonville, OR-Designs,
                            manufactures, markets and services electronic design
                            automation systems for use in the electrical
                            engineering industry                                     80,000             830,000

                            Statement of Net Assets
                            January 31, 1997

                            Investment                                               Shares        Market Value
===============================================================================================================
                            *Phoenix Tech Ltd., San Jose, CA-A leading supplier
                            of systems software and integration services to the
                            personal computer industry                               65,000         $ 1,023,750

                            *Synopsys, Inc., Mountain View, CA-A supplier of
                            software for designers of integrated circuits and
                            electronic systems                                       40,000           1,766,250

                            Total                                                                    33,572,000
----------------------------------------------------------------------------------------------------===========
Consumer Products 6.30%

                            *Advanced Lighting Technologies, Inc., Twinsburg,
                            OH-Designs, markets and manufactures metal halide
                            lighting products, including lamps, lamp components
                            and lamp production equipment                           115,000           2,616,250

                            *Blyth Industries, Inc., Greenwich, CT-The largest
                            manufacturer and marketer of candles, fragrance
                            products and related accessories                         60,000           2,227,500

                            Excel Industries Inc., Elkhart, IN-Manufactures and
                            designs window systems for the automobile, light
                            truck/van, bus, heavy truck and recreational vehicle
                            industries                                               80,000           1,320,000

                            Matthews International Corp. Class A, Pittsburgh,
                            PA-A leading designer, manufacturer and marketer of
                            custom-made identification products                     175,000           4,965,625

                            Northland Cranberries Class A, Wisconsin Rapids,
                            WI-World's largest cranberry grower through its
                            properties in central and northern Wisconsin and
                            Massachusetts; manufactures and markets a branded
                            line of juice products                                   68,000           1,496,000

                            *O'Gara Company, Fairfield, OH-A leading provider of
                            vehicle armoring systems for military, commercial
                            and governmental clients worldwide                      235,000           2,731,875

                            *Polymer Group Inc., San Diego, CA-A major global
                            manufacturer of non-woven materials                      80,000           1,140,000

                            *Security First Network Bank, Atlanta, GA-The
                            world's first internet bank, with a unique
                            multi-layered security platform that protects
                            on-line transactions                                    221,000           2,596,750

                            Smithfield Foods Inc., Norfolk, VA-A leading hog
                            supplier, pork processor and fresh pork and
                            processed meats marketer                                 30,000           1,042,500

                            *Steiner Leisure, Nassau, Bahamas-Provides spa
                            services aboard cruise ships worldwide                   35,000             665,000

                            Total                                                                    20,801,500
----------------------------------------------------------------------------------------------------===========
Data Processing Equipment   Advanced Digital Info Corp., Redmond, WA-A leading
and Components 3.02%        provider of automated data libraries for computer
                            network and workstation markets and microelectronic
                            components for aerospace and medical applications        68,800           1,341,600

                            Ampex Corp. Class A, Redwood City, CA-A leading
                            innovator in the fields of magnetic recording image
                            processing and high-performance digital storage         475,000           3,710,938

                            *EMC Corp., Hopkinton, MA-A supplier of
                            high-performance storage devices and related
                            services                                                 92,865           3,517,262

                            *Micros Systems Inc., Beltsville, MD-Designs,
                            manufactures and markets point-of-sale electronic
                            information systems and related peripheral equipment
                            and software                                             30,000           1,173,750

                            *Storage Computer, Nashua, NH-A leading worldwide
                            provider of high-performance storage systems             16,600             234,475

                            Total                                                                     9,978,025
----------------------------------------------------------------------------------------------------===========
Electronic Components       *AdFlex Solutions, Inc., Chandler, AZ-A leading
11.63%                      supplier of flexible circuits                           165,000           2,495,625

                            *Altron Corp., Wilmington, MA-A manufacturer of
                            electronic interconnect products employing printed
                            circuit technology                                      169,500           3,347,625

                            Analogic Corp., Peabody, MA-A leading manufacturer
                            of high-precision medical and industrial diagnostic
                            and measurement instruments and equipment                45,000           1,434,375

                            *Ault Inc., Minneapolis, MN-The largest independent
                            manufacturer of external power conversion products      180,000           1,620,000

                            *Chicago Miniature Lamp, Inc., Canton,
                            MA-Manufactures and distributes a variety of
                            miniature lighting products                              35,400             796,500

                            Computer Products, Inc., Boca Raton, FL-A
                            manufacturer of power supplies and measurement
                            control systems for industrial equipment                480,000           8,160,000

                            Dallas Semiconductor Corporation, Dallas,
                            TX-Develops, manufactures and markets complementary
                            metal oxide silicon integrated circuits and
                            semiconductor-based subsystems                           65,000           1,714,375

                            *Lattice Semiconductor, Hillsboro, OR-Designs,
                            develops and markets high-speed programmable logic
                            devices (PLDs)                                           40,000           2,075,000

                            *Merix Corp., Forest Grove, OR-Manufacturer of
                            interconnect solutions for use in sophisticated
                            electronic equipment                                     65,000           1,226,875

                            Molex, Inc. Class A, Lisle, IL-Designs, manufactures
                            and distributes electrical and electronic devices       146,250           5,155,313

                            Statement of Net Assets
                            January 31, 1997

                            Investment                                               Shares        Market Value
===============================================================================================================
                            *Sierra Semiconductor Corporation, San Jose,
                            CA-Supplies integrated circuits for the PC and
                            communications markets                                   50,000         $   768,750

                            Technitrol Inc., Trevose, PA-A worldwide
                            manufacturer of electronic components, electrical
                            contacts and assemblies, thermostatic and clad-metal
                            materials and components and related items              180,000           8,640,000

                            *Valence Technology Inc., San Jose, CA-A producer of
                            rechargeable batteries based on lithium and polymer
                            technologies                                            160,000             990,000

                            Total                                                                    38,424,438
----------------------------------------------------------------------------------------------------===========
Energy 11.25%               *Benton Oil & Gas Co., Carpinteria, CA-An
                            independent oil and gas exploration and production
                            company                                                 130,000           2,535,000

                            Core Laboratories N.V., Amsterdam, The Netherlands-A
                            provider of petroleum reservoir analysis and
                            environmental testing                                   134,000           2,780,500

                            *Dailey Petroleum Services Co., Conroe, TX-Provides
                            directional drilling services and designs,
                            manufactures and rents technologically-advanced
                            downhole tools for oil and gas drilling and workover
                            applications                                            300,000           3,150,000

                            *Dawson Geophysical Co., Midland, TX-A provider of
                            seismic data services to oil and gas drillers           120,000           1,530,000

                            *Falcon Drilling Inc., Houston, TX-Provides drilling
                            and workover services for the domestic and
                            international oil and gas industry                       50,000           1,881,250

                            *Global Industries Ltd., Lafayette, LA-Provides
                            pipeline construction, derrick and diving services
                            to the offshore oil and gas industry                     60,000           1,260,000

                            *Harken Energy Corp., Irving, TX-An oil and gas
                            exploration and production company that explores for
                            and conducts production activities in the Four
                            Corners area of the Southwest                           427,200           1,548,600

                            *Mallon Resources Corp., Denver, CO-A Denver-based
                            oil and gas exploration and production company with
                            operations primarily in the Delaware and San Juan
                            Basins of New Mexico                                    100,000             900,000

                            Production Operators Corp., Houston, TX-A provider
                            of contract natural gas handling and enhanced oil
                            recovery services; an oil and gas producer               55,000           2,667,500

                            *Seitel Inc., Houston, TX-An operator of a seismic
                            database and a provider of corollary geophysical
                            services to the petroleum industry                      100,000           3,437,500

                            *Stone Energy Corp., Lafayette, LA-An independent
                            oil and gas company; acquires and exploits oil and
                            gas producing properties located primarily in the
                            Gulf Coast Basin                                        120,000           3,420,000

                            *TPC Corp., Houston, TX-A company engaged in the
                            gathering, high-deliverability storage and marketing
                            of natural gas                                          294,000           3,197,250

                            *Trico Marine Services Inc., Houma, LA-Provides a
                            broad range of marine support services to companies
                            in the oil and gas industry conducting offshore
                            exploration, production and construction operations       5,000             233,750

                            *Tuboscope Vetco International Corp., Houston,
                            TX-Provides oil field tubular coating and inspection
                            services, oil field solids control services and
                            coiled tubing equipment to the international
                            petroleum industry                                       70,000           1,028,125

                            Veritas DGC Inc., Houston, TX-Provides seismic data
                            acquisition and processing services on a worldwide
                            basis to the petroleum industry                          20,000             385,000

                            Vintage Petroleum Inc., Tulsa, OK-Independent energy
                            company engaged in the exploitation and development
                            of oil and gas properties                               216,000           7,209,000

                            Total                                                                    37,163,475
----------------------------------------------------------------------------------------------------===========
Environmental Services      Met-Pro Corp., Harleysville, PA-A manufacturer of
and Equipment .53%          environmental treatment systems, specialty pumps and
                            filtration equipment                                    128,340           1,764,675
----------------------------------------------------------------------------------------------------===========
Industrial and              *Dionex Corp., Sunnyvale, CA-A manufacturer of
Capital Goods 9.10%         analytical instruments                                   55,000           2,227,500

                            *Durakon Industries, Inc., Flint, MI-A leading
                            manufacturer of pick-up truckbed liners                 135,000           1,957,500

                            *Flow International Corp., Kent, WA-Designs,
                            manufactures and sells ultra-high pressure waterjets
                            for cutting metallic and non-metallic materials         160,000           1,480,000

                            JLG Industries, Inc., McConnellsburg, PA-A leading
                            manufacturer of self-propelled aerial work platforms    650,800           12,365,200

                            *Orbital Sciences Corp., Dulles, VA-A space and
                            information systems company that designs,
                            manufactures, operates and markets a broad range of
                            affordable space-technology products and
                            satellite-based services                                201,000           3,467,250

                            Park-Ohio Industries, Cleveland, OH-Manufactures
                            plastic containers for food products and industrial
                            products for the airline, automotive, rail and
                            trucking industries                                     280,000           4,322,500

                            Statement of Net Assets
                            January 31, 1997

                            Investment                                               Shares        Market Value
===============================================================================================================
                            *Spacehab Inc., Arlington, VA-Develops and operates
                            habitable modules for space-based research and cargo
                            services aboard the U.S. Space Shuttle system           165,000        $    990,000

                            *Superior Services Inc., West Allis, WI-Provides
                            solid waste collection, transfer, recycling and
                            disposal to customers primarily in Wisconsin and
                            parts of Minnesota, Illinois and Michigan                30,000             570,000

                            *Utilx Corporation, Kent, WA-Installs, replaces and
                            renovates underground utilities with "Flowmole,"
                            "Revalt" and "CableCure" services                       250,000           1,281,250

                            X-Rite, Inc., Grandville, MI-A developer,
                            manufacturer and marketer of instruments for color
                            measurement and control                                  82,500           1,387,031

                            Total                                                                    30,048,231
---------------------------------------------------------------------------------------------------============
Measurement and             *LTX Corp., Westwood, MA-A supplier of linear,
Control Systems .97%        digital, mixed-signal and discrete semiconductor
                            test equipment                                          538,000           3,194,375
---------------------------------------------------------------------------------------------------============
Medical Services 3.86%      Express Scripts Inc. Class A, Maryland Heights,
                            MD-Provides pharmacy benefit management to health
                            maintenance organizations                                30,000           1,020,000

                            Health Care Service Group, Inc., Huntingdon Valley,
                            PA-Provides operational services to nursing homes
                            and retirement complexes                                288,900           3,430,688

                            *Horizon Mental Health Management Inc., Denton, TX-A
                            manager of mental health programs for general acute
                            care hospitals in the U.S.                              135,000           3,712,500

                            *TheraTx Inc., Atlanta, GA-Manages subacute
                            rehabilitation and respiratory care programs and
                            operates owned or leased inpatient facilities that
                            provide a broad range of subacute, specialty and
                            long-term care services                                 383,000           4,596,000

                            Total                                                                    12,759,188
---------------------------------------------------------------------------------------------------============
Medical/Health Care 5.74%   *ATS Medical Inc., Minneapolis, MN-Manufactures and
                            markets a pyrolytic carbon bileaflet mechanical
                            heart valve                                             180,000           1,417,500

                            *Haemonetics Corp., Braintree, MA-A major
                            manufacturer of blood collection systems                 25,000             412,500

                            Life Technologies, Inc., Gaithersburg, MD-A supplier
                            of products for life science research and
                            biotechnology manufacturing                             135,000           3,442,500

                            *Maxxim Medical Inc., Sugarland, TX-Develops,
                            manufactures and distributes physical therapy
                            equipment and disposable hospital products              159,000           2,285,625

                            Orthofix International N.V., New York,
                            NY-International corporation that develops
                            innovative products in the medical device market; a
                            leading producer of external fixation devices, limb
                            lengthening and bone reconstruction equipment           267,200           2,137,600

                            *Ostex International Inc., Seattle, WA-Develops
                            products used in the diagnosis of osteoporosis,
                            osteoarthritis and other skeletal diseases that are
                            caused by the breakdown of bone, cartilage and other
                            connective tissue                                       385,000           2,695,000

                            *Physio-Control International Corporation, Redmond,
                            WA-Designs, manufactures, markets and services an
                            integrated line of non-invasive emergency cardiac
                            defibrillator and vital sign assessment devices,
                            disposable electrodes and data management software       50,000           1,087,500

                            *Protocol Systems Inc., Beaverton, OR-Designs,
                            manufactures and markets patient monitoring
                            instruments and systems                                 247,400           2,504,925

                            *Resound Corporation, Redwood City, CA-Designs,
                            develops, manufactures and markets hearing devices
                            throughout the world for the hearing impaired           260,000           1,690,000

                            *Thermedics Inc., Waltham, MA-Develops, manufactures
                            and markets explosives and drug-detection devices,
                            product quality assurance systems and other
                            biomedical products                                      65,000           1,275,625

                            Total                                                                    18,948,775
---------------------------------------------------------------------------------------------------============
Miscellaneous 3.24%         *Catellus Development Corp., San Francisco, CA-An
                            owner, developer and manager of real estate assets      300,000           4,125,000

                            *Pacific Graystone Corp., Los Angeles, CA-A regional
                            builder of single-family homes primarily targeted to
                            first-time and move-up homebuyers in markets located
                            throughout Northern and Southern California             100,000           1,512,500

                            Patriot American Hospitality, Inc., Dallas, TX-Hotel
                            real estate investment trust                             90,000           4,230,000

                            Resource America Inc., Philadelphia, PA-A specialty
                            finance company principally engaged in the
                            acquisition and resolution of real estate mortgages
                            and in equipment lease finance                           40,000             855,000

                            Total                                                                    10,722,500
---------------------------------------------------------------------------------------------------============
Retail 5.65%                *Ames Department Stores, Rocky Hill, CT-The nation's
                            fifth largest discount department store chain with
                            295 stores in 14 northeastern states                    500,000           3,156,250

                            *CellStar Corp., Carrollton, TX-An integrated
                            wholesale distributor and retailer of cellular
                            telephones and related products                         350,000           8,093,750

                            Statement of Net Assets
                            January 31, 1997

                            Investment                                               Shares        Market Value
===============================================================================================================
                            *Designer Holdings Ltd., New York, NY-Develops,
                            sources and markets designer sportswear lines for
                            men, juniors, women and petites under the "Calvin
                            Klein Jeans," "CK/Calvin Klein Jeans" and "CK/Calvin
                            Klein Jeans Khakis" labels                              100,400        $  1,418,150

                            *Norwood Promotional Products, Inc., San Antonio,
                            TX-Supplies custom-imprinted promotional products to
                            distributors nationwide                                 40,000              770,000

                            *Pacific Sunwear of California Inc., Anaheim,
                            CA-Operates a nationwide mall-based specialty retail
                            chain of stores specializing in casual apparel,
                            footwear and related accessories catering to
                            teenagers and young adults                              58,500            1,550,250

                            *Quicksilver, Inc., Costa Mesa, CA-Designs and
                            distributes casualwear, snowboardwear and swimwear
                            for young men, boys and juniors under the
                            "Quicksilver" label, and junior swimwear and
                            sportswear under the "Raisin" label                      80,000           1,880,000

                            *Sirena Apparel Group, Inc., South El Monte,
                            CA-Designs, manufactures and markets branded and
                            private label swimwear and resortwear for each
                            principal segment of the women's market                 230,000             646,875

                            Tiffany & Co., New York, NY-Internationally renowned
                            jeweler and specialty retailer                           31,000           1,154,750

                            Total                                                                    18,670,025
---------------------------------------------------------------------------------------------------============
Telecommunications          *Digex Inc., Beltsville, MD-A leading independent
                            internet carrier focusing exclusively on *business
                            customers                                               165,000           1,980,000

                            *FORE Systems, Inc., Warrendale, PA-A leader in the
                            design, development, manufacture and sale of
                            high-performance networking products based on
                            asynchronous transfer mode ("ATM") technology            14,000             407,750

                            *Plantronics, Inc., Santa Cruz, CA-Leading supplier
                            of communication headset products and services to
                            users and providers worldwide                           222,000          10,850,250

                            *Tel-Save Holdings, Inc., New Hope, PA-A nationwide
                            provider of telecommunications services to more than
                            215,000 small- and medium-sized businesses in the
                            U.S.                                                     12,500             319,530

                            *Voice Control Systems, Inc., Dallas, TX-Researches,
                            develops and commercializes speech recognition and
                            related technologies                                     45,000             326,250

                            Total                                                                    13,883,780
                            -----------------------------------------------------------------------============

                            Total Investments in Common Stocks (Cost $216,008,472)                  325,415,656
===============================================================================================================
Other Assets, Less Liabilities 1.50%
===============================================================================================================
Corporate Obligations,      American Express Credit Corp. 5.38% due 2/3/1997         2,600M           2,600,000

                            Prudential Funding Corp. 5.39% due 2/4/1997              1,400M           1,400,000

                            Total Corporate Obligations                                               4,000,000
---------------------------------------------------------------------------------------------------============

Cash and Receivables, Net of Liabilities                                                                942,512
---------------------------------------------------------------------------------------------------============
                            Total Other Assets, Less Liabilities                                      4,942,512
===============================================================================================================
Net Assets 100.00%                                                                                 $330,358,168
===============================================================================================================

                            Class A Shares-Net asset value ($318,764,285 /
                            24,903,156 shares outstanding)                                               $12.80

                            Class B Shares-Net asset value ($7,152,340 / 561,050
                            shares outstanding)                                                          $12.75

                            Class C Shares-Net asset value ($4,441,543 / 348,266
                            shares outstanding)                                                          $12.75

                            The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are unaudited.

                            * Non-income producing.
                              See Notes to Financial Statements.

               Statement of Operations

Investment Income (Loss)                             Year Ended January 31, 1997
================================================================================
Income         Interest                            $     338,082

               Dividends                                 807,653

               Total income                                           $1,145,735
               -----------------------------------------------------------------
Expenses

               Management fee                           1,579,214

               12b-1 distribution plan-Class A            605,347

               12b-1 distribution plan-Class B             17,815

               12b-1 distribution plan-Class C             10,975

               Shareholder servicing                      460,000

               Reports to shareholders                    125,000

               Professional                                68,000

               Registration                                60,000

               Directors                                    8,000

               Other                                       17,145

               Total expenses                                --       2,951,496
               -----------------------------------------------------------------
               Net investment loss                           --      (1,805,761)
               -----------------------------------------------------------------
Realized and Unrealized Gain on Investments
================================================================================
Realized gain from investment transactions

               Proceeds from sales                    110,501,102

               Cost of investments sold                68,802,923
               -----------------------------------------------------------------
               Net realized gain                       41,698,179
               -----------------------------------------------------------------
Unrealized appreciation of investments                 22,855,477
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                       64,553,656
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 $62,747,895
================================================================================

               See Notes to Financial Statements.

               Statements of Changes in Net Assets

                                                                              Year Ended January 31,
Increase (Decrease) in Net Assets                                              1997             1996
====================================================================================================
Operations     Net investment loss                                     $ (1,805,761)    $   (879,659)

               Net realized gain from investment transactions            41,698,179       40,442,030

               Net unrealized appreciation of investments                22,855,477       23,770,135

               Net increase in net assets resulting from operations      62,747,895       63,332,506
               -------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain
from investment transactions:

               Class A                                                   (37,450,454)    (39,371,296)

               Class B                                                      (528,216)           --

               Class C                                                      (352,262)           --

               Total                                                     (38,330,932)    (39,371,296)
               -------------------------------------------------------------------------------------
Capital share transactions:

               Net proceeds from sales of shares                           125,237,965    46,602,110

               Net asset value of shares issued in reinvestment
                of net realized gain from investment transactions           36,371,582    37,420,047

               Total                                                       161,609,547    84,022,157
               -------------------------------------------------------------------------------------
               Cost of shares reacquired                                   (53,270,295)  (37,960,819)
               -------------------------------------------------------------------------------------
               Increase in net assets derived from capital share
                transactions                                               108,339,252    46,061,338
               -------------------------------------------------------------------------------------
Increase in net assets                                                     132,756,215    70,022,548
----------------------------------------------------------------------------------------------------
Net Assets

               Beginning of year                                           197,601,953   127,579,405
               -------------------------------------------------------------------------------------
               End of year (including undistributed net investment
                income of $(271,837) and $(212,267), respectively)        $330,358,168  $197,601,953
               =====================================================================================

               See Notes to Financial Statements.

      Financial Highlights

                                                                                                       Class A Shares
                                                               ------------------------------------------------------
                                                                                               Year Ended January 31,
Per Share Operating Performance:                                 1997        1996        1995        1994        1993
=====================================================================================================================
Net asset value, beginning of year                             $11.49      $ 9.58      $10.65      $10.11      $10.86
----------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations

      Net investment loss                                        (.03)       (.02)       (.04)       (.05)       (.02)

      Net realized and unrealized gain (loss) on investments     3.12        4.80        (.22)       1.62        (.24)

      Total from investment operations                           3.09        4.78        (.26)       1.57        (.26)
      ----------------------------------------------------------------------------------------------------------------
      Distributions

      Dividend from net investment income                        --          --          --          --          (.02)

      Dividends from net realized gain                          (1.78)      (2.87)       (.81)      (1.03)       (.47)
      ----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $12.80      $11.49      $ 9.58      $10.65      $10.11
----------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                 28.35%      50.22%      (2.74)%     16.41%      (2.31)%
======================================================================================================================
      Ratios to Average Net Assets:

      Expenses                                                   1.10%       1.03%       1.31%       1.34%       1.31%

      Net investment loss                                        (.67)%      (.52)%      (.38)%      (.51)%      (.25)%
      ================================================================================================================

                                         August 1, 1996(b) to January 31, 1997
                                         ---------------------------------------
Per Share Operating Performance:               Class B Shares   Class C Shares
============================================================== =================
Net asset value, beginning of period                   $12.14           $12.14
-------------------------------------------------------------- -----------------
      Income (loss) from investment operations

      Net investment loss                                (.05)            (.05)

      Net realized and unrealized gain on investments    2.28             2.28

      Total from investment operations                   2.23             2.23
      -------------------------------------------------------- -----------------
      Distributions

      Dividends from net realized gain                  (1.62)           (1.62)
      -------------------------------------------------------- -----------------
Net asset value, end of period                         $12.75           $12.75
-------------------------------------------------------------- -----------------
Total Return(a)(c)                                      19.43%           19.43%
================================================================================
      Ratios to Average Net Assets(c):

      Expenses                                            .93%             .93%

      Net investment loss                                (.73)%           (.73)%
      ==========================================================================

                                                                                                       Year Ended January 31,
Supplemental Data for All Classes:                                   1997         1996         1995         1994         1993
=============================================================================================================================
      Net assets, end of year (000)                              $330,358     $197,602     $127,579     $143,693     $151,068

      Portfolio turnover rate                                       42.35%       50.12%       17.57%       16.29%       17.22%

      Average commissions per share paid on equity transactions  $   .046     $   .053     $   .059          n/a          n/a
      =======================================================================================================================

     (a) Total return does not consider the effect of sales loads.
     (b) Commencement of offering Class B and C shares.
     (c) Not annualized.
     See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Developing Growth Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies followed by the Company.

(a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) A portion of the proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett &Co. ("Lord Abbett") pursuant to which it supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets for each month at the annual rate of 0.75% of the Company's first $100 million of average daily net assets and 0.50% of such assets over $100 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date and (2) a one-time distribution fee of up to 1% on certain qualifying purchases and a supplemental annual distribution fee of 0.10% of the average daily net asset value of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding.

Distributor received $319,316 representing payment of commissions on sales of Class A shares after deducting $2,285,132 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions

Net realized gain from investment transactions is distributed to shareholders annually. Accumulated undistributed net realized gain at January 31, 1997 for financial reporting purposes aggregated $5,222,405.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

Distributions declared on February 12, 1997 are as follows:

                                                       Rate Per        Aggregate
Capital Gains                                             Share           Amount
--------------------------------------------------------------------------------
Class A                                                    $.21       $5,234,174
Class B                                                    $.21       $  123,462
Class C                                                    $.21       $   78,177
--------------------------------------------------------------------------------

4. Capital

The Company has authorized 955 million shares of $.001 par value capital stock designated Class A, 20 million shares of $.001 par value capital stock designated Class B and 25 million shares of $.001 par value capital stock designated Class C. Paid in capital amounted to $216,000,416 at January 31, 1997. Transactions in shares of capital stock were as follows:

                                       Year Ended                    Year Ended
                                 January 31, 1997              January 31, 1996
                      ----------------------------------------------------------
Class A                  Shares            Amount        Shares          Amount
--------------------------------------------------------------------------------
Sales of shares       8,862,837     $ 114,151,161     3,597,160    $ 46,602,110

Shares issued to
shareholders in
reinvestment of
realized gains
from investment
transactions          2,999,455        35,526,973     3,264,100      37,420,047

Total                11,862,292       149,678,134     6,861,260      84,022,157
--------------------------------------------------------------------------------
Shares reacquired    (4,153,205)      (52,746,393)   (2,978,218)    (37,960,819)

Increase in shares    7,709,087     $  96,931,741     3,883,042    $ 46,061,338
--------------------------------------------------------------------------------

                                                                  August 1, 1996
                                                                (Commencement of
                                                        offering Class B shares)
                                                             to January 31, 1997
                                                        ------------------------
Class B                                                   Shares          Amount
--------------------------------------------------------------------------------
Sales of shares                                          548,162     $6,897,730

Shares issued to
shareholders in
reinvestment of
realized gains from
investment transactions                                   43,297        511,339

Total                                                    591,459      7,409,069
--------------------------------------------------------------------------------
Shares reacquired                                        (30,409)      (389,040)

Increase in shares                                       561,050     $7,020,029
--------------------------------------------------------------------------------

                                                                  August 1, 1996
                                                                (Commencement of
                                                        offering Class C shares)
                                                             to January 31, 1997
                                                        ------------------------
Class C                                                   Shares          Amount
--------------------------------------------------------------------------------
Sales of shares                                          330,830     $4,189,074

Shares issued to
shareholders in
reinvestment of
realized gains from
investment transactions                                   28,220        333,270

Total                                                    359,050      4,522,344
--------------------------------------------------------------------------------

Shares reacquired                                        (10,784)      (134,862)

Increase in shares                                       348,266     $4,387,482
--------------------------------------------------------------------------------

5. Purchases and Sales of Securities

Purchases and sales of investment securities (other than short-term investments) aggregated $177,172,967 and $110,501,102, respectively. As of January 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $109,407,184, of which $128,357,609 related to appreciated securities and $18,950,425 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at January 31, 1997 was substantially the same as the cost for financial reporting purposes.

6. Directors` Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. A portion of the Directors' fees accrued has been deemed invested in shares of the Company under a deferred compensation plan contemplating future payment of the value of those shares. As of January 31, 1997, the aggregate amount in Directors' accounts maintained under the Plan approximated $272,000.

7. Proxy Results (unaudited)

The Company's shareholders voted on the following proposals at the Annual Meeting of Shareholders held on June 19, 1996. Each Director was elected and all other proposals were approved. The description of each proposal and the results of the shareholder vote are as follows:

Election of Directors                                            For    Withheld
--------------------------------------------------------------------------------

Ronald P. Lynch (Deceased June, 1996)                     11,922,560     189,731

Robert S. Dow                                             11,929,058     183,233

E. Wayne Nordberg                                         11,927,881     184,410

E. Thayer Bigelow                                         11,905,470     206,821

Stewart S. Dixon                                          11,913,845     198,446

John C. Jansing                                           11,923,202     189,089

C. Alan MacDonald                                         11,915,542     196,749

Hansel B. Millican, Jr.                                   11,921,848     190,443

Thomas J. Neff                                            11,930,239     182,052
--------------------------------------------------------------------------------

                                          For    Against    Abstain     Non-Vote
--------------------------------------------------------------------------------
Ratification of Deloitte &
Touche LLP as independent
public accountants                 11,768,273     75,663    268,355         --

Approval of certain changes
in fundamental investment
policies and restrictions           9,297,829    742,953    561,690    1,509,819

Approval of new Class A share
Distribution Plan and
Agreement                           9,141,332    852,283    609,885    1,508,791

Approval of an amendment
to the Articles of Incorporation
authorizing the creation of
classes and series of shares
and confirming that the
Directors may impose
contingent deferred sales
charges on certain redemptions
of new classes of shares            9,543,071    860,702    488,185    1,220,333

Approval of an amendment
to the Articles of Incorporation
to reduce the par value of
capital stock to $.001              9,855,709    506,954    529,296    1,220,332
--------------------------------------------------------------------------------

Copyright (C) 1997 by Lord Abbett Developing Growth Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203
This publication, when not used for the general information of shareholders of Lord Abbett Developing Growth Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U.S.A.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Developing Growth Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Developing Growth Fund, Inc. as of January 31, 1997, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. at January 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
March 6, 1997

  Our Management

  Board of Directors
  Robert S. Dow
  E. Wayne Nordberg
  E. Thayer Bigelow*+
  Stewart S. Dixon*
  John C. Jansing*
  C. Alan MacDonald*+
  Hansel B. Millican, Jr.*
  Thomas J. Neff*+

* Outside Director
+ Audit Committee

  Investment Manager and
  Underwriter
  Lord, Abbett & Co. and
  Lord Abbett Distributor LLC

  The General Motors Building
  767 Fifth Avenue
  New York, NY 10153-0203
  212-848-1800

  Custodian
  The Bank of New York
  New York, NY

  Transfer Agent
  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent
  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors
  Deloitte & Touche LLP
  New York, NY

  Counsel
  Debevoise & Plimpton
  New York, NY
--------------------------------------------------------------------------------

[LOGO]    LORD ABBETT & CO
          Investment Management
A Tradition of Performance Through Disciplined INvesting


LORD ABBETT DISTRIBUTOR LLC                                           LADG-2-197
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The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (3/97)